UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

AMENDMENT NO. 1

TO

FORM 8-K

__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 4, 2019

Newgioco Group, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50045	33-0823179
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Adelaide Street West, Suite 701

Toronto, Ontario M5H 2K4, Canada

(Address of Principal Executive Offices)

+39 391 306 4134

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in the Current Report on Form 8-K, filed by Newgioco Group, Inc. (the “Company” or “Newgioco”) with the Securities and Exchange Commission (“SEC”) on January 22, 2019 (the “Initial Form 8-K”), Newgioco entered into a Share Purchase Agreement (the “Purchase Agreement”) with the selling shareholders set forth therein (the “Sellers”) to acquire all of the issued and outstanding ordinary shares of Virtual Generation Limited, a company organized under the laws of Republic of Malta in 2014 (“VG”), together with all the ordinary shares of Naos Holding Limited, a company organized under the laws of Republic of Malta in 2018 (“Naos”), the holding company which owned 3,999 of the 4,000 issued and outstanding ordinary shares of VG. The Sellers included our related parties Luca Pasquini, our VP Technology and Gabriele Peroni, our VP Business Development each of which held 20% of the shares of Naos. As reported in the Current Report on Form 8-K, filed by the Company with the SEC on February 4, 2019 (the “February 2019 Form 8-K”), the closing of the transactions contemplated by the Purchase Agreement occurred on January 30, 2019, pursuant to which the Company acquired 100% of the outstanding stock of VG and Naos (the “Acquisition”).

This Amendment No. 1 on Form 8-K (“Amendment 1”) amends the February 2019 Form 8-K to include financial information required under Item 9.01, which was not previously filed with the February 2019 Form 8-K and which is permitted to be filed by amendment no later than 71 calendar days after the date on which the February 2019 Form 8-K was required to be filed. Except as stated in this Explanatory Note, no other information contained in the February 2019 Form 8-K is changed. This Amendment 1 should be read in connection with the Initial Form 8-K and the February 2019 Form 8-K, which provide a more complete description of the Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of VG for the years ended December 31, 2018 and 2017 required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.1 to this Amendment No. 1. to the February 2019 Form 8-K and incorporated herein by reference.

The audited financial statements of Naos for the year ended December 31, 2018 required by Item 9.01(a) of Form 8-K is filed as Exhibit 99.2 to this Amendment No. 1. to the February 2019 Form 8-K and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of VG and Naos and Newgioco required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this Amendment No. 1 to the February 2019 Form 8-K and incorporated herein by reference.

(c) Exhibits.

Exhibit No.	Description

99.1	Audited financial statements of VG as of and for the years ended December 31, 2018 and 2017.
99.2	Audited financial statements of Naos as of and for the year ended December 31, 2018.
99.3	Unaudited pro forma condensed combined financial information of VG and Naos and Newgioco for the year ended December 31, 2018.
99.4	Report of the Independent Auditor for financial statements of VG as of and for the years ended December 31, 2018 and 2017.
99.5	Report of the Independent Auditor for financial statements of Naos as of and for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2019	Newgioco Group, Inc.

By: /s/ Michele Ciavarella
Name: Michele Ciavarella
Title: Chief Executive Officer